                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                            ______________________

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)         NOVEMBER 17,  1997



       The Money Store Business Loan Backed Certificates, Series 1997-I
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          New Jersey               333-20817           91-186-4388
          ----------               ---------           -----------

          State or other          (Commission         (IRS Employer
          jurisdiction of         File Number)        ID Number)
          incorporation)


          2840  Morris  Avenue,  Union,  New  Jersey            7083
          ----------------------------------------------------------
          (Address of principal executive officer)


          Registrant's Telephone Number,
          including area code:                        908-686-2000
                                                      --------------


                                     n/a
          ----------------------------------------------------------
          (Former name or former address, if changed since last report)

          Item 5    Other Events
                    -----------------------------


     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the November 17, 1997 Remittance Date.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       THE MONEY STORE INC.
                                       THE MONEY STORE INVESTMENT CORPORATION
                                       THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                       THE MONEY STORE OF NEW YORK INC.




                                       By: \S\ Harry Puglisi
                                       ----------------------------------------
                                          Name:  Harry Puglisi
                                          Title:  Treasurer



Dated: November 30, 1997

                            SERVICER'S  CERTIFICATE


     IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE COMMERCIAL MORTGAGE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING T SERIES 1997-1 FOR THE NOVEMBER 12, 1997 DETERMINATION DATE

1.   AVAILABLE FUNDS                                                       $2,094,259.82


2.   (A)  AGGREGATE CLASS A CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                 70,954,405.84

     (B)  AGGREGATE CLASS M CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                  6,757,562.49

     (C)  AGGREGATE CLASS B CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                  6,757,562.49

     (D)  AGGREGATE POOL PRINCIPAL BALANCE
          AS REPORTED IN THE PRIOR MONTH                                   84,469,530.82


3.   PRINCIPAL PREPAYMENTS RECEIVED DURING THE DUE PERIOD
     (A)  NUMBER OF ACCOUNTS                                                           2

     (B)  DOLLARS                                                           1,529,535.28


4.   AMOUNT OF CURTAILMENTS RECEIVED DURING THE DUE PERIOD                     41,160.36


5.   AMOUNT OF ALL EXCESS PAYMENTS AND MONTHLY PAYMENTS IN
     RESPECT OF PRINCIPAL RECEIVED DURING THE DUE PERIOD                       92,833.64


6.   AGGREGATE AMOUNT OF INTEREST RECEIVED                                    711,676.82


7.   (A)  AMOUNT OF MONTHLY ADVANCE                                                 0.00

     (B)  AMOUNT OF COMPENSATING INTEREST                                       4,522.43


8.   DELINQUENCY AND FORECLOSURE INFORMATION
               (SEE  EXHIBIT  K)


9.   (A)  AMOUNT OF REALIZED LOSSES INCURRED DURING THE DUE PERIOD                  0.00

     (B)  THE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                           0.00

10.  (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                                             378,423.60
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                                   0.00
          (iii) CLASS A INTEREST DISTRIBUTION AMOUNT ADJUSTMENT                 (408.04)
     ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                               378,015.56
                                                                                                 5.00020582
     (B)  CLASS M INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                                              38,574.30
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                                   0.00
          (iii) CLASS M INTEREST DISTRIBUTION AMOUNT ADJUSTMENT                  (41.46)
     ADJUSTED CLASS M INTEREST DISTRIBUTION AMOUNT                                                38,532.84
                                                                                                 5.35178333
     (C)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                                              39,982.20
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                                   0.00
          (iii) CLASS B INTEREST DISTRIBUTION AMOUNT ADJUSTMENT                  (43.06)
     ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                                39,939.14
                                                                                                 5.54710278

     (D)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
          (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL             1,397,364.60
          (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                               0.00
          (iii) SUBSTITUTION  ADJUSTMENTS                                          0.00
          (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                    0.00
          (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                       0.00
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                                  0.00
     TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                               1,397,364.60
                                                                                                18.48365873

     (E)  CLASS M PRINCIPAL DISTRIBUTION  AMOUNT:
          (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL               133,082.34
          (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                               0.00
          (iii) SUBSTITUTION  ADJUSTMENTS                                          0.00
          (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                    0.00
          (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                       0.00
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                                  0.00
     TOTAL CLASS M PRINCIPAL DISTRIBUTION AMOUNT                                                 133,082.34
                                                                                                18.48365833
     (F)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL               133,082.34
          (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                               0.00
          (iii) SUBSTITUTION  ADJUSTMENTS                                          0.00
          (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                    0.00
          (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                       0.00
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                                  0.00
     TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                                 133,082.34
                                                                                                18.48365833


11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT IN CASH
          AND FROM LIQUIDATION OF PERMITTED INSTRUMENTS                                                0.00

     (B)  AMOUNT TO BE TRANSFERRED FROM SPREAD ACCOUNT TO
          CERTIFICATE ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                           0.00

     (C)  THE TOTAL AMOUNT OF GUARANTY PAYMENTS                                                        0.00

     (D)  PAYMENTS WITH RESPECT TO ALTERNATE CREDIT ENHANCEMENT                                        0.00

12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                       69,557,041.24
                                                                                 920.06668307
     (B)  AGGREGATE CLASS M CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                        6,624,480.15
                                                                                 920.06668750
     (C)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                        6,624,480.15
                                                                                 920.06668750
     (D)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                                     82,806,001.54
                                                                                 920.06668378

13.  (A)  EXTRA INTEREST FOR SUCH REMITTANCE DATE                                  253,971.60

     (B)  EXTRA INTEREST TO BE DISTRIBUTED TO CERTIFICATEHOLDERS                    29,980.48

     (C)  SPREAD ACCOUNT EXCESS  (payable to Spread Account Depositor)                   0.00

     (D)  SPREAD ACCOUNT BALANCE                                                         0.00

     (E)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                                           0.00


14.  (A)  WEIGHTED AVERAGE MATURITY                                                   282.541

     (B)  WEIGHTED AVERAGE BUSINESS LOAN INTEREST RATE                                 10.547%


15.  (A)  SERVICING FEES FOR THE RELATED DUE PERIOD                                 26,974.68
     (B)  DEFERRED SERVICING FEES PAID TO SERVICER THIS PERIOD                           0.00
     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                             4,223.48


16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION  5.04 (b)                                                              0.00

     (B)  SECTION  5.04 (c)                                                              0.00

     (C)  SECTION  5.04 (d)(ii)                                                      5,000.01

     (D)  SECTION  5.04 (e)                                                              0.00

     (E)  SECTION  5.04 (f)                                                         30,288.03


17.  (A)  CLASS A REMITTANCE RATE FOR SUCH REMITTANCE DATE                              6.400%

     (B)  CLASS M REMITTANCE RATE FOR SUCH REMITTANCE DATE                              6.850%

     (C)  CLASS B REMITTANCE RATE FOR SUCH REMITTANCE DATE                              7.100%


18.  (A)  CUMULATIVE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                         0.00

     (B)  CUMULATIVE REALIZED LOSSES FOR SUCH REMITTANCE DATE                            0.00


19.  (A)  CLASS B SHORTFALL AMOUNT FOR SUCH REMITTANCE DATE                              0.00


20.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
          LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                    0.00

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
          SUCH DUE PERIOD                                                                0.00

I, Harry Puglisi, Treasurer, represent that The Money Store Commercial Mortgage Inc. complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Servicer's Certificate.



THE MONEY STORE COMMERCIAL MORTGAGE INC.




          By: \S\ Harry Puglisi
          -------------------------

               HARRY PUGLISI
                 TREASURER